PRIMO WATER CORPORATIONAMENDMENT TO THE COTT CORPORATION 2018 EQUITY INCENTIVE PLAN
RECITALS
A.Primo Water Corporation (the “Company”) established the Cott Corporation 2018 Equity Incentive Plan dated effective May 1, 2018 (the “Plan”).
B.Pursuant to articles of amalgamation filed March 2, 2020, the Company has changed its name from “Cott Corporation” to “Primo Water Corporation”.
C.Pursuant to section 17(a) of the Plan, the board of directors of the Company wish to amend the Plan to reflect this name change effective March 2, 2020 as hereinafter set forth.
NOW THEREFORE, the Plan is hereby adopted on this 13th day of March 2020, to reflect the following amendment effective as of March 2, 2020:
1.Amendment to Plan
Each instance of the Plan where “Cott Corporation” is referred to, including the title of the Plan, shall be replaced with “Primo Water Corporation”. For greater certainty, the Plan shall hereafter be referred to as the “Primo Water Corporation 2018 Equity Incentive Plan”.
Except as otherwise expressly provided herein, all of the terms, conditions and provisions of the Plan shall remain the same, and the Plan, as amended hereby, shall continue in full force and effect.
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